SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 11, 1997

                        BALCOR EQUITY PROPERTIES-XVIII
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-13357
-----------------------------------     -----------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3274349
-----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
-------------------------------------------------------------------------

Canyon Pointe Apartments

In 1984, the Partnership acquired the Canyon Pointe Apartments, San Antonio, Texas, utilizing approximately $4,442,000 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $6,265,000. In 1993, the first mortgage loan was refinanced with a new mortgage loan in the amount of $5,250,000. In connection with the refinancing, the Partnership partially repaid the prior loan with approximately $750,000 from its cash reserves.

On June 11, 1997, the Partnership contracted to sell the property for a sale price of $6,600,000 to an unaffiliated party, Churchill Forge, Inc., a Massachusetts corporation. The purchaser has deposited $150,000 into an escrow account as earnest money. The purchaser is expected to purchase the property subject to the existing first mortgage loan which is expected to have an outstanding principal balance of approximately $5,081,000 at closing, scheduled for July 1, 1997. If the consent of the lender to the assumption of the mortgage loan has not been received by June 25, 1997, the Partnership and the purchaser each have the right, upon notice to the other party no later than June 27, 1997, to extend the closing to a date no later than August 4, 1997.

From the proceeds of the sale, the Partnership will pay $132,000 as a brokerage commission to an affiliate of the third party providing property management services for the property. The Partnership will receive the remaining proceeds of approximately $1,387,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the consent of the holder of the mortgage loan. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the Canyon Pointe Apartments, San Antonio, Texas.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR EQUITY PROPERTIES-XVIII
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Equity Partners-XVIII, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              ------------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and General Counsel

Dated:  June 19, 1997